AMG FUNDS I

AMG TimesSquare All Cap Growth Fund

Supplement dated December 29, 2016 to the

Summary Prospectus dated March 1, 2016 (as revised October 1, 2016)

The following information supplements and supersedes any information to the contrary in the Summary Prospectus of AMG TimesSquare All Cap Growth Fund (the “Fund”) dated as noted above.

With respect to the legend that appears on the cover page of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus and statement of additional information, dated March 1, 2016, as supplemented July 28, 2016, September 30, 2016 and December 29, 2016, are incorporated by reference into this summary prospectus.

Fee Changes

Effective on or about February 27, 2017 (the “Implementation Date”), the management fee for the Fund will be reduced from 0.75% to 0.65%, the contractual expense limitation amount will be reduced from 0.79% to 0.69% (the terms of the Fund’s expense limitation arrangement will otherwise remain the same), shareholder servicing fees paid by Class N shares of the Fund will decrease from up to 0.25% to up to 0.15% and Class I shares of the Fund will be authorized to pay up to 0.05% in shareholder servicing fees. Shareholders will not experience any increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund.

Closing Class S Shares and Converting to Class I Shares

Effective immediately after the close of business (4:00 PM EST) on June 23, 2017 (the “Closure Time”), Class S shares of the Fund will be closed to all investors and will no longer be available for purchase, including purchases by exchange. As of the Closure Time, each shareholder’s outstanding Class S shares of the Fund will automatically convert to a number of full and/or fractional Class I shares of the Fund equal in value to the shareholder’s Class S shares of the Fund as of the Closure Time (the “Class I Conversion”). There will be no change in the overall value of a shareholder’s shares as of the Closure Time resulting from the Class I Conversion. Investments in Class I shares of the Fund after the Closure Time will be subject to the fees and expenses applicable to Class I shares described in the then current prospectus.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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